UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/01/2012

VERINT SYSTEMS INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34807

Delaware	11-3200514
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

330 South Service Road
Melville, NY 11747
(Address of principal executive offices, including zip code)

(631) 962-9600
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

On June 1, 2012, Verint Systems Inc. ("Verint") issued a press release announcing the timing for its conference call to discuss earnings results for the first quarter ended April 30, 2012 and outlook for the year ending January 31, 2013. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in its entirety into this Item 7.01.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit Number    Description

99.1                   Press Release of Verint Systems Inc. dated June 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERINT SYSTEMS INC.

Date: June 01, 2012	By:	/s/ Douglas E. Robinson
Douglas E. Robinson
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of Verint Systems Inc., dated June 1, 2012